UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

Intorio, Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-255055 (Commission File Number)	98-1578603 (IRS Employer Identification No.)

17875 Von Karman Avenue,

Irvine, California 92614

(Address of Principal Executive Offices)

(323) 909-2866

Registrant’s telephone number, including area code:

______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On August 20, 2024, Victor Mokuolu, Certified Public Accountants, resigned as the independent registered public accounting firm of Intorio, Corp.. (the “Company”).

Victor Mokuolu report on the financial statements from March 8, 2022 through May 2, 2024 the last reports issued by Victor Mokuolu, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph as to a going concern.

During the the period from March 8, 2022 to May 2, 2024, (a) there were no disagreements with Victor Mokuolu on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Victor Mokuolu, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

A copy of Victor Mokuolus resignation letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On August 8, 2024, our board of directors approved the engagement of Michael Gillespie & Associates, PLLC (“MG&A”), as the Company’s new independent registered public accounting firm.

During the Company’s most recent fiscal year end and any subsequent interim period preceding the engagement of MG&A, neither the Company nor anyone acting on our behalf, has consulted with MG&A regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and MG&A as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Victor Mokuolu, CPA PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTORIO, CORP.

Dated: August 21, 2024	By:	/s/ Han-Wen Ou
	Name:	Han-Wen Ou
	Title:	CEO

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